UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 1, 2010
Date of Report (Date of earliest event reported)

Congoleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-13612	02-0398678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Quakerbridge Road
P.O. Box 3127
Mercerville, NJ 08619-0127
(Address of principal executive offices and zip code)

609-584-3000
(Registrant’s telephone number, including area code)

    N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

As previously disclosed, (i) on December 31, 2003, Congoleum Corporation, a Delaware corporation (the “Company”), Congoleum Sales, Inc. and Congoleum Fiscal, Inc. (collectively, the “Debtors”) each filed voluntary petitions (the “Chapter 11 Cases”) with the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), (ii) on or about January 7, 2004, the Bankruptcy Court entered an order providing for the joint administration of the Chapter 11 Cases, (iii) on August 17, 2009, the U.S. District Court for the District of New Jersey (the “District Court”) withdrew the reference from the Bankruptcy Court and assumed original jurisdiction over the Chapter 11 Cases, (iv) on March 11, 2010, the Debtors filed with the District Court the Fourth Amended Joint Plan of Reorganization of the Company et al., and (v) on June 7, 2010, the District Court held a confirmation hearing on the Debtors’ Fourth Amended Joint Plan of Reorganization, and at the conclusion of this hearing, the District Court entered an order (the “Order”) under the Bankruptcy Code confirming the Debtors’ Fourth Amended Joint Plan of Reorganization with certain minor modifications (as so modified, the “Plan”).  Conformed copies of the Order and the Plan are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated by reference herein.

On July 1, 2010, the Plan Proponents (as defined in the Plan) consented to the effective date of the Plan occurring on July 1, 2010 (the “Effective Date”).  As of the Effective Date, the Company substantially consummated the Plan, pursuant to which the Company reduced its debt level and channeled its asbestos liability to a court-approved trust (the “Plan Trust”) created under the Plan that is assuming the liability for the Company’s current and future asbestos claims.  As part of the implementation of the Plan, the Company closed on a new credit facility that increases its revolving credit line from $30 million to $40 million.  The Order was not a Final Order (as defined in the Plan) as of the Effective Date.  A small group of asbestos plaintiffs, whose objections to the Plan had been overruled by the District Court, filed a notice of appeal of the Order to the United States Court of Appeals for the Third Circuit.  Because the Plan has been substantially consummated, the Company intends to move to dismiss such appeal as equitably moot and hopes to resolve the appeal in the near term.

Pursuant to the Plan and the Order, as of the Effective Date:

•
All of the then outstanding equity interests in the Company (the “Old Equity Interests”), including, without limitation, (i) the Company’s Class A common stock, par value $0.01 per share, (ii) the Company’s Class B Common Stock, par value $0.01 per share, and (iii) any options, warrants, conversion rights, rights of first refusal, or other rights, contractual or otherwise, to acquire or receive any stock or other equity ownership interests in the Company, were cancelled with the holders of the Old Equity Interests retaining and receiving nothing on account of the Old Equity Interests.

•	All then outstanding 8.625% Senior Notes Due 2008 of the Company (the “Old Notes”) were cancelled, subject to the provisions and conditions of Section 5.5 of the Plan.

•
The Company issued $33 million initial aggregate principal amount of 9% Senior Secured Notes due 2017 (the “New Notes”) to the holders of the Old Notes on a pro rata basis.  The New Notes were issued pursuant to an indenture dated as of July 1, 2010 between the Company and Law Debenture Trust Company of New York, as trustee.

•
The Company issued (i) 2,008,017 shares of its newly created common stock, par value $0.01 per share (the “New Common Stock”), to the Plan Trust, which number of shares equals 50.1% of the aggregate amount of the New Common Stock issued on the Effective Date, and (ii) 2,000,000 shares of New Common Stock to holders of the Old Notes, which number of shares equals 49.9% of the aggregate amount of the New Common Stock issued on the Effective Date.

•
The Company entered into an Amended and Restated Loan and Security Agreement, dated July 1, 2010 between the Company and Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, establishing a revolving credit and term loan exit facility in the aggregate principal amount of $40,000,000.

•	The Company entered into its Amended and Restated Certificate of Incorporation and adopted its Amended and Restated Bylaws.

•
The terms of the Company’s then existing Board of Directors expired, and the following persons were appointed to the Company’s new Board of Directors: Roger S. Marcus, Eugene Davis, D. Clark Ogle, John P. Whittington and Reggie Chesson.

•	Congoleum Sales, Inc. and Congoleum Fiscal, Inc. merged with and into the Company, with the Company as the sole surviving entity.

•	The Company entered into a Management Services and Commercial Agreement with American Biltrite Inc., pursuant to which American Biltrite will provide management services to the Company.

The information contained in this Current Report on Form 8-K contains certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks, uncertainties and assumptions.  These statements can be identified by the use of the words such as "anticipate," "believe," "estimate," "expect," "intend,” "plan," "project" and other words of similar meaning.  In particular, these include statements relating to intentions, beliefs or current expectations concerning, among other things, future performance, results of operations, the outcome of contingencies such as bankruptcy and other legal proceedings, and financial conditions.  These statements do not relate strictly to historical or current facts.  These forward-looking statements are based on the Company’s expectations, as of the date of this Current Report on Form 8-K, of future events, and the Company undertakes no obligation to update any of these forward-looking statements.

Although the Company believes that these expectations are based on reasonable assumptions, within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from its expectations.  Readers are cautioned not to place undue reliance on any forward-looking statements.  Any or all of these statements may turn out to be incorrect.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future.  Any forward-looking statements made in this Current Report on Form 8-K speak only as of the date of such statement.  It is not possible to predict or identify all factors that could potentially cause actual results to differ materially from expected and historical results.  Factors that could cause actual results to differ from expectations include: (i) the costs relating to the execution and implementation of the plan of reorganization, (ii) the reversal by the United States Court of Appeals for the Third Circuit of the order confirming the plan of reorganization if the appeal of such order by certain asbestos claimants is not dismissed, (iii) increases in raw material and energy prices or disruption in supply, (iv) increased competitive activity from companies in the flooring industry, some of which have greater resources and broader distribution channels than the Company, (v) increases in the costs of environmental compliance and remediation or the exhaustion of insurance coverage for such expenses, (vi) unfavorable developments in the national economy or in the housing industry in general, including developments arising from the war in Iraq and Afghanistan and from the tightening of credit availability, (vii) shipment delays, depletion of inventory and increased production costs resulting from unforeseen disruptions of operations at any of the Company's facilities or distributors, (viii) product warranty costs and (ix) changes in distributors of the Company's products.  Upon the effective date of the confirmed plan of reorganization, holders of existing common shares of the Company received nothing on account of their interests and their shares were cancelled, and new shares were issued to the asbestos trust and holders of old senior notes in accordance with the plan.  Actual results could differ significantly as a result of these and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and subsequent filings made by the Company with the Securities and Exchange Commission.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1

U.S. District Court Order dated June 7, 2010, confirming the Fourth Amended Joint Plan of Reorganization, as modified (incorporated by reference to Exhibit 99.1 filed with the Company’s Current Report on Form 8-K (File No. 001-13612) on June 10, 2010).

99.2

Fourth Amended Joint Plan of Reorganization of Congoleum Corporation et al., dated March 11, 2010, as modified, as confirmed by the District Court (incorporated by reference to Exhibit 99.2 filed with the Company’s Current Report on Form 8-K (File No. 001-13612) on June 10, 2010).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:July 8, 2010	Congoleum Corporation

	By:	/s/ Howard N. Feist III
Name: Howard N. Feist III
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1

U.S. District Court Order dated June 7, 2010, confirming the Fourth Amended Joint Plan of Reorganization, as modified (incorporated by reference to Exhibit 99.1 filed with the Company’s Current Report on Form 8-K (File No. 001-13612) on June 10, 2010).

99.2

Fourth Amended Joint Plan of Reorganization of Congoleum Corporation et al., dated March 11, 2010, as modified, as confirmed by the District Court (incorporated by reference to Exhibit 99.2 filed with the Company’s Current Report on Form 8-K (File No. 001-13612) on June 10, 2010).